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                                                                   EXHIBIT 99(1)



NEWS RELEASE


                                            Contact:
                                            Neil Shoop
                                            Treasurer
                                            (214) 589-8561

FOR IMMEDIATE RELEASE


  TRINITY INDUSTRIES REPORTS OPERATING RESULTS FOR QUARTER ENDED JUNE 30, 2001

         DALLAS July 30, 2001 - Trinity Industries, Inc., (NYSE:TRN) today reported financial results for the quarter ended June 30, 2001.

         For the first quarter ended June 30, 2001, the Company reported net income of $9.6 million, or 26 cents a diluted share, on revenues of $467.6 million. This compares with net income of $20.9 million, or 55 cents a diluted share, on revenues of $533.7 million in the first quarter of the prior fiscal year. The Company has elected to adopt Statement of Financial Accounting Standards No. 142 as of April 1, 2001 and, as a result, amortization of goodwill is not recorded in the financial statements for the quarter ended June 30, 2001. Amortization of goodwill included in the prior year quarter ended June 30, 2000 amounted to approximately $700 thousand before tax or approximately 1 cent per share.


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         "While the North American railcar market is still not showing signs of recovery, we are pleased our other businesses are seeing signs of improvement. We have good seasonal backlogs in our Construction Products Segment and our Inland Barge backlogs are continuing to improve," said Timothy R. Wallace, Trinity's Chairman, President and CEO.

         "We are continuing to reduce our overhead costs as our rail production decreases. The steps we have taken over the last several months allow us to stabilize our business as we continuously monitor the status of the industry's demand for railcars. We believe long-term this industry will return to more normal demand levels and we are positioned to respond quickly," Wallace said.

         Trinity Industries, Inc., with headquarters in Dallas, Texas, is one of the nation's leading diversified industrial companies. Trinity reports five principal business segments: the Railcar Segment, the Inland Barge Segment, the Parts & Services Segment, the Construction Products Segment, and the Industrial Products Segment. Trinity's web site may be accessed at http://www.trin.net.


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         This news release contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, intentions and predictions of future financial performance. Statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

                              - TABLES TO FOLLOW -


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                            Trinity Industries, Inc.
                     Condensed Consolidated Income Statement
                     (in millions, except per share amounts)



                                                         Three Months Ended
                                                              June 30
                                                    ------------------------------
                                                        2000              2001
                                                    ------------      ------------
Revenues                                            $      533.7      $      467.6

Operating profit                                    $       37.5      $       22.6

Other expense                                                4.9               6.9
                                                    ------------      ------------

Income before income taxes                                  32.6              15.7

Provision for income taxes                                  11.7               6.1

                                                    ------------      ------------
Net income                                          $       20.9      $        9.6
                                                    ============      ============

Net income per common share:
  Basic                                             $       0.55      $       0.26
                                                    ============      ============

  Diluted                                           $       0.55      $       0.26
                                                    ============      ============

Weighted average number of shares outstanding:
  Basic                                                     38.1              37.0
  Diluted                                                   38.2              37.1



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                            Trinity Industries, Inc.
                             Condensed Segment Data
                                  (in millions)


REVENUES:


                                          Three Months Ended
                                                June 30
                                     -------------------------------
                                         2000              2001
                                     ------------       ------------
Railcar Segment                      $      214.1       $      169.2

Inland Barge Segment                         51.6               49.6

Parts & Services Segment                     87.5               70.9

Construction Products Segment               126.2              135.3

Industrial Products Segment                  59.1               44.0

All Other                                    10.1               17.8

Less:  Parts & Services Segment
  sales to other segments                   (14.9)             (19.2)

                                     ------------       ------------
      Total revenues                 $      533.7       $      467.6
                                     ============       ============

OPERATING PROFIT (LOSS):


                                           Three Months Ended
                                                June 30
                                    -------------------------------
                                        2000               2001
                                    ------------       ------------
Railcar Segment                     $       12.2       $        3.6

Inland Barge Segment                         6.5                2.9

Parts & Services Segment                    11.3                8.2

Construction Products Segment               15.9               15.7

Industrial Products Segment                  1.7                0.4

All Other                                   (3.8)              (2.9)

Eliminations & Corporate Items              (6.3)              (5.3)

                                    ------------       ------------
Consolidated                        $       37.5       $       22.6
                                    ============       ============


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                            Trinity Industries, Inc.
                      Condensed Consolidated Balance Sheet
                                  (in millions)


                                               End of            End of
                                             Fiscal Year      First Quarter
                                           March 31, 2001     June 30, 2001
                                           --------------     -------------
Cash and equivalents                        $       13.5       $       11.2
Receivables and inventories                        598.2              568.6
Property, plant and equipment, at cost           1,534.1            1,474.6
Less accumulated depreciation                     (541.7)            (554.3)
Other assets                                       221.8              226.2
                                            ------------       ------------
                                            $    1,825.9       $    1,726.3
                                            ============       ============



Short-term debt and accounts payable
  and accrued liabilities                   $      858.0       $      746.3
Long-term debt                                      44.0               42.2
Deferred income taxes                                7.1               20.1
Other liabilities                                   37.8               33.9
Stockholders' equity                               879.0              883.8
                                            ------------       ------------
                                            $    1,825.9       $    1,726.3
                                            ============       ============


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